Exhibit 10.9.3

Execution Copy

AMENDMENT NO. 2 TO AMENDED AND RESTATED

PURCHASE AND SALE AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT dated as of February 1, 2019 (this “Amendment”), by and between OPORTUN, INC., a Delaware corporation, as seller (the “Seller”), and ECL FUNDING LLC, a Delaware limited liability company, as purchaser (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller and the Purchaser are parties to that certain Amended and Restated Purchase and Sale Agreement dated as of June 29, 2018, as amended by Amendment No. 1 thereto dated as of December 1, 2018 (the “Original Purchase Agreement”); and

WHEREAS, the Seller and the Purchaser desire to amend the Original Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

SECTION 1. Changes to Certain Defined Terms. Each of the defined terms “Financing Facility Documents,” “Intercreditor Agreement” and “VantageScore” is amended and restated, to read in its entirety as follows:

“Financing Facility Documents” means (i) the Transaction Documents, as defined in that certain Base Indenture, dated as of August 4, 2015 (as amended, supplemented or otherwise modified from time to time), between Oportun Funding V, LLC and Wilmington Trust, National Association, (ii) the Transaction Documents, as defined in that certain Base Indenture, dated as of October 19, 2016 (as amended, supplemented or otherwise modified from time to time), between Oportun Funding IV, LLC and Deutsche Bank Trust Company Americas, (iii) the Transaction Documents, as defined in that certain Base Indenture, dated as of June 8, 2017 (as amended, supplemented or otherwise modified from time to time), between Oportun Funding VI, LLC and Wilmington Trust, National Association, (iv) the Transaction Documents, as defined in that certain Base Indenture, dated as of October 11, 2017 (as amended, supplemented or otherwise modified from time to time), between Oportun Funding VII, LLC and Wilmington Trust, National Association, (v) the Transaction Documents, as defined in that certain Base Indenture, dated as of March 8, 2018 (as amended, supplemented or otherwise modified from time to time), between Oportun Funding VIII, LLC and Wilmington Trust, National Association, (vi) the Transaction Documents, as defined in that certain Base Indenture, dated as of July 9, 2018 (as amended, supplemented or otherwise modified from time to time), between Oportun Funding IX, LLC and Wilmington Trust, National Association, (vii) the Transaction Documents, as defined in that certain Base Indenture, dated as of October 22, 2018 (as amended, supplemented or otherwise modified from time to time) between Oportun Funding X, LLC and Wilmington Trust, National Association, (viii) the Transaction Documents, as defined in that certain Base Indenture, dated as of December 7, 2018 (as amended, supplemented or otherwise modified from time to time) between Oportun Funding XII, LLC and Wilmington Trust, National Association and (ix) any transaction documents relating to any future financing facility that the Seller enters into relating to its core Consumer Installment Loan Product.

“Intercreditor Agreement” means the Nineteenth Amended and Restated Intercreditor Agreement, dated as of December 7, 2018, by and among the Seller, the Collateral Trustee, the Servicer, the back-up servicer party thereto, the Purchaser, EF CH LLC, ECO CH LLC, EPOB CH LLC, EF GS 2017-OPTN LLC, ECO GS 2017-OPTN LLC, EPOB GS 2017-OPTN LLC, EPOB II (B) GS 2018-OPTN LLC, EF Holdco Inc., the trustees party thereto and, solely for purposes of Section 25 thereof, Deutsche Bank Trust Company Americas, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“VantageScore” means the credit score for an Obligor referred to as a “VantageScore 3.0” calculated and reported by Experian plc.

SECTION 2. Additional Definitions. Each of “Default Percentage,” “Delinquency Percentage,” “Three-Month Average Default Percentage,” “Three-Month Average Delinquency Percentage” is hereby added as defined terms to Section 1.1 of the Original Purchase Agreement in alphabetical order, to read in its entirety as follows:

“Default Percentage” means, for any calendar month, the aggregate Outstanding Receivables Balance for all Receivables that became Defaulted Receivables during such calendar month, as an annualized percentage of the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the last day of such calendar month.

“Delinquency Percentage” means, for any calendar month, the aggregate Outstanding Receivables Balance of all Delinquent Receivables as of the last day of such calendar month as a percentage of the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the last day of such calendar month.

“Three-Month Average Default Percentage” means, for any calendar month, the average Default Percentage for the three most recent calendar months (which may include such calendar month).

“Three-Month Average Delinquency Percentage” means, for any calendar month, the average Delinquency Percentage for the three most recent calendar months (which may include such calendar month).

SECTION 3. Changes to Concentration Limits.

(a) Clause (iii) of the definition of “Concentration Limits” set forth in Section 1.1 of the Original Purchase Agreement is hereby amended and restated, to read in its entirety as follows:

(iii) the weighted average life of all Eligible Receivables exceeds thirty-eight (38) months;

(b) Clauses (v) and (ix) of the definition of “Concentration Limits” set forth in Section 1.1 of the Original Purchase Agreement are hereby deleted in their entirety and the remaining subsequent clauses are renumbered accordingly.

(c) Clauses (vii) and (viii) of the definition of “Concentration Limits” set forth in Section 1.1 of the Original Purchase Agreement are hereby renumbered as clauses (vi) and (vii), respectively, and amended and restated, to read in their entirety as follows:

(vi) the weighted average credit score of the related Obligors of all Eligible Receivables (excluding any Eligible Receivables the Obligor of which has no (or a zero) credit score) is less than: (x) ADS Score: 700, (y) PF Score: 640 and (z) VantageScore: 600; or

(vii) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have credit scores within the following respective credit score buckets: (x) ADS Score: less than or equal to 560, (y) PF Score: less than or equal to 500 and (z) VantageScore: less than or equal to 520 exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables.

SECTION 4. Changes to Eligible Receivable. Clauses (i) and (j) of the definition of “Eligible Receivable” set forth in Section 1.1 of the Original Purchase Agreement are hereby amended and restated, to read in their entirety as follows:

(i) that has an original and remaining term to maturity of no more than fifty-one (51) months;

(j) that has an Outstanding Receivables Balance equal to or less than $11,250;

SECTION 5. Change to Commitment Termination Event. Clause (xvii) of Section 2.2(c) of the Original Purchase Agreement is hereby amended and restated, to read in its entirety as follows:

(xvii) As of the last day of a calendar month, the Three-Month Average Delinquency Percentage for such calendar month exceeds 9.5%.

SECTION 6. Additional Commitment Termination Event. The following clause (xviii) is hereby added at the end of Section 2.2(c) of the Original Purchase Agreement as an additional Commitment Termination Event:

(xviii) As of the last day of a calendar month, the Three-Month Average Default Percentage for any calendar month exceeds 17.0%.

SECTION 7. Binding Effect; Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 8. Effectiveness of Amendment. Except as amended hereby, the Original Purchase Agreement shall remain in full force and effect and on and after the date hereof all references to the Original Purchase Agreement shall mean the Original Purchase Agreement as amended hereby.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ECL FUNDING LLC,
as Purchaser

By:	/s/ Laurence Penn
Name:	Laurence Penn
Title:	Vice Chairman

OPORTUN, INC.,
as Seller

By:	/s/ Jonathan Coblentz
Name:	Jonathan Coblentz
Title:	Chief Financial Officer